SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  June 24, 2003


                            INDUSTRIAL MINERALS, INC.
                           ---------------------------
       (Exact name of registrant as specified in its charter post-merger)



Delaware                         000-30651                  06-1474412
----------------------           ---------                  -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


      One Dundas Street West, Suite 2500, Toronto, Ontario, Canada M5G 1Z3
      --------------------------------------------------------------------
                             (Address of Registrant)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (416) 979-4621



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None.


ITEM 5. OTHER EVENTS

        Effective June 30, 2003, R.A. (Bob) Stoutley will be President and CEO of the Company.

        Mr. R.A. (Bob) Stoutley age 49 was most recently Vice-President of Air Products Canada Ltd, a wholly owned subsidiary of Air Products and Chemicals. Air Products is a leading global supplier of industrial gases and chemicals operating in 32 countries. Mr. Stoutley left Air Products at the end of March 2003 after a career spanning twenty years. During Mr. Stoutley's twenty year career he was given increasing roles of responsibility. Initially, hired to establish sales and operations in Western Canada, Mr. Stoutley advanced through positions in sales, sales management, business and project development and finally Vice President and a member of the board of directors of Air Products Canada Ltd.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

        Effective June 30, 2003, Edward V. Verby will resign as President and CEO of the Company. He will continue to be the Chairman of the Board.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        a.  Financial Statements - None

        b.  Pro Forma Financials - None

        c.  Exhibits - None

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 24, 2003                   INDUSTRIAL MINERALS, INC.


                                           /s/ John Melnyk
                                       By: -------------------------------------
                                           John Melnyk, CFO, Secretary/Treasurer